Exhibit 99.1

THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE, AND THE SECURITIES WILL BE OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF FEDERAL AND STATE LAW BY VIRTUE OF ASANTE TREE FOUNDATION’S INTENDED COMPLIANCE WITH SECTION 4(a)(2) OF THE ACT, THE PROVISIONS OF REGULATION D PROMULGATED THEREUNDER, AND PARALLEL EXEMPTIONS UNDER STATE LAW. THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY ANY REGULATORY AUTHORITY. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Promissory Note Purchase Agreement

THIS PROMISSORY NOTE PURCHASE AGREEMENT (“Agreement”) is entered into between and among Dthera Sciences, a Nevada corporation (the “Company”), and the individual or entity named on the Execution and Signature Pages hereto (the “Purchaser”), dated as of September 14, 2018. The Company and the Purchaser may each be referred to herein as a “Party” and collectively as the “Parties.”

RECITALS

A.                  The Purchaser desires to acquire the principal amount of Notes as set forth on the Execution Pages hereto.

B.                  Pursuant to the terms and conditions set forth in this Agreement, the Company desires to issue and sell to the Purchaser, and the Purchaser desires to subscribe for and purchase from the Company, a Promissory Note (the “Note”). The form of the Note is attached hereto as Exhibit A.

C.                  The Note is issued with an original issue discount of 10%, with the face amount of the Note being equal to 110% of the Purchase Price (defined below) paid for the Note.

D.                  The Company and the Purchaser are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Rule 506(b) of Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Securities Act”).

IN CONSIDERATION of the mutual covenants and promises set forth below and other good and valuable consideration, the receipt and adequacy of which the parties acknowledge by their signatures below, Purchaser hereby agrees to acquire, and the Company agrees to issue and sell, certain securities of the Company according to the terms and conditions set forth in this Agreement.

AGREEMENT

1.	Purchase of Securities.

a.	Notes. Subject to the terms and conditions of this Agreement, Purchaser hereby agrees to acquire, and the Company agrees to sell one or more Notes in the face amount set forth on the Execution Pages hereto, and Purchaser agrees to pay the purchase price set forth on the Execution Pages hereto (the “Purchase Price”). The Purchaser agrees to wire the funds ($250,000) to the Company per the Wire Instructions included as Exhibit B upon execution of this Agreement by the Purchaser. The Company shall transmit the Note to the Purchaser upon receipt of the $250,000 Purchase Price.

b.	Warrants. As inducement to the Purchaser to enter into this Agreement and to purchase the Note, the Company agrees to issue Warrants (the “Warrants”) to purchase up to Five Hundred Thousand (500,000) shares of the Company’s common stock (the “Warrant Shares”). The Warrants will be five-year warrants, will have an exercise price equal to $0.65, and will have such other terms and conditions as are set forth in the form of Warrant include as Exhibit C hereto.

c.	Commitment Shares. As further inducement to the Purchaser to enter into this Agreement and to purchase the Note, the Company agrees to issue, within five (5) business days of the execution of this Agreement by the Purchaser, Two Hundred Fifty Thousand (250,000) additional shares of the Company’s restricted common stock (the “Commitment Shares”). By signing below, the Purchaser agrees that it is purchasing the Commitment Shares pursuant to this Agreement.

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d.	Securities. The Note, the Warrants, the Warrant Shares, and the Commitment Shares may be referred to herein as the “Securities.”

2.	Acceptance; Revocability. This Agreement is irrevocable by Purchaser upon its execution and tender to the Company. Upon acceptance by execution of this Agreement by the Company, which date shall constitute the closing date (the “Closing Date”) for the Purchaser, the Company may not thereafter revoke this Agreement.

3.	Use and Disposition of Proceeds. Purchaser acknowledges and agrees that if the Company accepts the Agreement, there shall be no escrow of the Purchase Price paid by the Purchaser, and the Company shall be entitled to use the Purchase Price funds upon their receipt by the Company, and that such funds shall be used by the Company according to the Company’s management’s discretion. The Purchaser acknowledges that there is no minimum subscription amount which the Company must receive prior to any subscription funds becoming available to the Company.

4.	Automatic Conversion into Crossover Round. The Parties hereto understand, acknowledge, and agree that the sale of the Securities by the Company to the Purchaser is predicated and conditioned on the Purchaser’s agreement to participate in the Company’s upcoming crossover financing round (the “Crossover Financing”). By signing below, the Purchaser agrees that the face amount of the Note will be automatically converted into or exchanged for the securities issued by the Company in the Crossover Round, and that the Purchaser agrees to and will be subject to all terms and conditions of the Crossover Round. Additionally, the Company agrees that until the face amount of the Note is converted into the Crossover Financing, other than a 10% Original Issue Discount Senior Secured Convertible Promissory Note issued by the Company of even or near date herewith, the Company shall not incur any debt that is senior to or pari passu with the Note without the approval of the Purchaser.

5.	Representations and Warranties of Purchaser. To induce the Company’s acceptance of this Agreement, Purchaser hereby represents and warrants to the Company and its agents and attorneys as follows:

a.	Accredited Status. The Purchaser, by signing this Agreement, hereby represents and warrants that the Purchaser is an “Accredited Investor” as defined in Regulation D under the Securities Act, because the Purchaser meets the requirements set forth in one or more of the enumerated categories.

b.	Liquidity. Purchaser presently has sufficient liquid assets to pay the Purchase Price. Purchaser’s overall commitments to investments that are not readily marketable is not disproportionate to Purchaser’s total assets, and Purchaser’s investment in the Company will not cause such overall commitment to become excessive. Purchaser has adequate means of providing for its current needs and contingencies and has no need for liquidity in its investment in the Company or for a source of income from the Company. Purchaser is capable of bearing the economic risk and the burden of the investment contemplated by this Agreement, including, but not limited to, the possibility of the complete loss of the value of the Notes and the limited transferability of the Notes, which may make the liquidation of the Notes impossible in the near future.

c.	Organization, Standing, Authorization. If a corporation, limited liability company, or other entity, Purchaser is duly organized, validly existing, and in good standing under the laws of its State of organization, and has the requisite power and authority to enter into this Agreement, acquire the Securities, and execute and deliver any documents or instruments in connection with this Agreement. The execution and delivery of this Agreement, and all other documents and instruments executed by Purchaser in connection with any of the transactions contemplated by this Agreement have been duly authorized by all required action of Purchaser’s members or managers. The person executing, on Purchaser’s behalf, this Agreement and any other documents or instruments executed by Purchaser in connection with this Agreement is duly authorized to do so.

d.	Absence of Conflicts. Purchaser represents and warrants that the execution and delivery of this Agreement and any other document or instrument executed in connection with this Agreement, and the consummation of the transactions contemplated thereby, and compliance with the requirements thereof, will not violate any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on Purchaser, or the provision of any indenture, instrument or agreement to which Purchaser is a party or are subject, or by which Purchaser or any of its properties is bound, or conflict with or constitute a material default thereunder, or result in the creation or imposition of any lien pursuant to the terms of any such indenture, instrument or agreement, or constitute a breach of any fiduciary duty owed by either Purchaser to any third party, or require the approval of any third-party pursuant to any material contract, agreement, instrument, relationship or legal obligation to which Purchaser is subject or to which any of its properties, operations or management may be subject.

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e.	Sole Party in Interest. Purchaser represents that it is the sole and true party in interest, and that it is acquiring the Notes for its own account and not for the account of any other person or entity.

f.	Investment Purpose. Purchaser represents that it is acquiring the Notes for its own account and for investment purposes and not on behalf of any other person or entity or for or with a view to resale or distribution.

g.	Knowledge and Experience. Purchaser has been advised, to the Purchaser’s satisfaction and understanding, with respect to the advisability of an investment in the Company and the Notes. Purchaser is experienced in evaluating and making speculative investments, and has the capacity to protect its interests in connection with the acquisition of the Notes. Purchaser has such knowledge and experience in financial and business matters in general, and investments in the Company’s industry in particular, that Purchaser is capable of evaluating the merits and risks of Purchaser’s investment in the Company. Purchaser has been informed that an investment in the Company is speculative and has concluded that Purchaser’s proposed investment is appropriate in light of its overall investment objectives and financial situation.

h.	Investment Advisors. Purchaser represents that no investment advisor or purchaser representative has been consulted or retained in connection with Purchaser’s decision to invest in the Company.

i.	Disclosure, Access to Information. Purchaser confirms that it has received and thoroughly read and is familiar with and understands this Agreement, the Note, and all other information provided by the Company to the Purchaser, and that all documents, records, books and other information pertaining to Purchaser’s investment in the Company requested by Purchaser have been made available for inspection and copying and that there are no additional materials or documents that have been requested by Purchaser that have not been made available by the Company. Purchaser further acknowledges it has had an opportunity to ask questions of and receive answers from the Company’s representatives, and that any decision not to ask questions of the Company’s representatives was a conscious decision on Purchaser’s part and reflects Purchaser’s belief that no additional information is necessary in order to make an informed decision about investing in the Company. Purchaser further acknowledges that it understands that the Company is not subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Purchaser further acknowledges that the Company has not provided the Purchaser with any private placement memorandum, but has provided other disclosure documents (the “Disclosure Documents”), and that the Purchaser has read and reviewed such Disclosure Documents.

j.	Exclusive Reliance on this Agreement. In making the decision to purchase the Notes, Purchaser has relied exclusively upon information included in this Agreement or incorporated herein by reference, and investigations made by Purchaser, and not on any other representations, promises or information, whether written or verbal, by any person.

k.	Accuracy of Unincorporated Documents and Other Unincorporated Materials. To the extent Purchaser has received documents or other materials, other than as expressly incorporated herein by reference, Purchaser acknowledges the following with respect to such documents and materials:

i.	Such documents and materials and any projections contained therein may be incomplete, may contain errors or misstatements, and do not purport to adequately describe the transactions contemplated by this Agreement. Purchaser agrees that such documents and materials cannot be relied upon in making a decision as to whether to purchase the Notes and acknowledges that there can be no assurance that any of the projections contained therein will be accomplished by the Company; and

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ii.	Purchaser has been advised and fully understands that any summaries, projections, forecasts or estimates included in such documents and materials, including those relating to projections, possible revenues, income, profitability of the Company or an investment therein inherently involve uncertainties and may be affected by circumstances in the future which cannot be reasonably predicted and are beyond the control of the Company. Further, the projections, forecasts and estimates are speculative and may be optimistic, and there can be no assurance that any of the projections, forecasts or estimates will be reached, or that the Company will successfully produce a commercially viable product or that the Company will realize any income or profits or that any dividends or distributions of profits will be paid on the Company’s securities.

l.	Residency. If a corporation or other entity, Purchaser is organized under the laws of and has its principal place of business as indicated on the Execution Pages hereto. If an individual, Purchaser’s primary residence is as indicated on the Execution Pages hereto.

m.	Advice of Counsel. Purchaser understands the terms and conditions of this Agreement, has investigated all issues to Purchaser’s satisfaction, has consulted with such of Purchaser’s own legal counsel or other advisors as Purchaser deems necessary, and is not relying, and has not relied, on the Company for an explanation of the terms or conditions of this Agreement or any document or instrument related to the transactions contemplated thereby. Purchaser further acknowledges, understands, and agrees that, in arranging for the preparation of this Agreement and all other documents and materials related thereto, the Company has not attempted to procure, and has not procured, legal representation for Purchaser.

n.	Accuracy of Representations and Information. All representations made by Purchaser in this Agreement and all documents and instruments related to this Agreement, and all information provided by Purchaser to the Company concerning Purchaser and its respective financial positions is correct and complete as of the date hereof. If there is any material change in such information before the actual issuance of the Notes, Purchaser immediately will provide such information to the Company.

o.	No Representations. None of the following have ever been represented, guaranteed, or warranted to Purchaser by the Company or any of its employees, agents, representatives or affiliates, or any broker or any other person, expressly or by implication:

i.	The approximate or exact length of time that Purchaser will be required to remain as owner of the Notes, other than as relates to the term of the Notes as described in Exhibit A hereto;

ii.	The return on investment or amount of or type of consideration, profit or loss (including tax write-offs or other tax benefits) to be realized, if any, as a result of an investment in the Notes; or

iii.	The past performance or experience on the part of the Company or any affiliate or their associates, agents or employees, or of any other person as being indicative of future results of an investment in the Notes.

p.	U.S. Federal Tax Matters. Purchaser has reviewed and understands the federal income tax aspects of its purchase of the Notes, and has received such advice in this regard as Purchaser deems necessary from qualified sources such as attorneys, tax advisors or accountants, and is not relying on any representative or employee of the Company for such advice.

q.	No Representations by Brokers or Finders. Purchaser represents in making its decision to purchase the Notes, it is not relying on any representations, warranties, promises, or other inducements to purchase that were made by any broker, finder, or selling agent of the Company, and that the only representations, warranties, or other inducements to purchase are contained in the written materials provided by the Company to the Purchaser.

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6.	Certain Risk Factors. Purchaser has been informed about and fully understands that there are risks associated with an investment in the Company. By signing below, the Purchaser acknowledges that he or she has reviewed the public filings of the Company made with the U.S. Securities and Exchange Commission and discussed such risks relating to an investment in the Company, and further recognizes and acknowledges that an investment in the Securities includes a significant risk that the Purchaser’s entire investment may be lost.

7.	Manner of Sale. At no time was Purchaser presented with or solicited by or through any leaflet, public promotional meeting, television advertisement, or any other form of general solicitation or advertising.

8.	Restricted Securities. Purchaser understands and acknowledges that any transfer of the Notes has not been registered under the Act, or any state securities laws, and the Notes will be issued in reliance upon certain exemptions from the registration requirements of those laws, and thus cannot be resold unless they are registered under the Act or unless the Company has first received an opinion of competent securities counsel that an exemption from registration is available for such resale. With regard to the restrictions on resales of the Notes, Purchaser is aware (i) of the limitations and applicability of Securities and Exchange Commission Rule 144; and (ii) that the Company will issue stop transfer orders to a transfer agent in the event of attempts to improperly transfer any such securities.

9.	Indemnification.

a.	Purchaser agrees to indemnify the Company, its officers employees and agents, and hold them harmless from and against any and all liability, damage, cost or expense, including attorney’s fees, incurred on account or arising out of:

i.	Any inaccuracy in the declarations, representations, and warranties by Purchaser set forth herein;

ii.	The disposition of the Notes or any portion thereof, by Purchaser contrary to the declarations, representations and warranties set forth herein and any restrictions on transfer that may be noted on the certificates representing such securities; and

iii.	Any action, suit or proceeding based upon (i) the claim that said declarations, representations, or warranties were inaccurate or misleading or otherwise cause for obtaining damages or redress from the Company; or (ii) the disposition of the Notes, or any portion thereof.

iv.	The Parties agree that any actions, suits, or proceedings that are held to be unfounded or vexatious shall be excluded from the Purchaser’s requirements pursuant to this Section 9.

b.	The Company agrees to indemnify the Purchaser and hold it harmless from and against any and all liability, damage, cost or expense, including attorney’s fees, incurred on account or arising out of:

i.	Any inaccuracy in the declarations, representations, and warranties by the Company set forth herein; and

ii.	Any action, suit or proceeding based upon (i) the claim that said declarations, representations, or warranties were inaccurate or misleading or otherwise cause for obtaining damages or redress from the Purchaser; or (ii) the disposition of the Notes, or any portion thereof.

iii.	The Parties agree that any actions, suits, or proceedings that are held to be unfounded or vexatious shall be excluded from the Company’s requirements pursuant to this Section 9.

10.	Representations and Warranties of the Company. The Company hereby represents and warrants to Purchaser as follows:

a.	Organization, Standing, Etc. The Company is duly incorporated, validly existing, and in good standing under the laws of Nevada, and has the requisite power and authority to enter into and perform this Agreement and to execute and perform under the documents, instruments and agreements related to this Agreement.

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b.	Authorization. The execution and delivery of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by all required action of the Company.

11.	Nondisclosure. Except as required by applicable securities laws, rules and regulations, prior to the Closing Date, no press release or other announcement concerning the proposed transactions will be issued except by mutual consent of the parties. This Agreement and all negotiations and discussions between the parties in connection with this Agreement shall be strictly confidential and will not be disclosed in any manner prior to the Closing Date, except to employees and agents of the parties on a need-to-know basis, as required by applicable law or regulations or as otherwise agreed by the parties. After closing, disclosure shall be at the sole discretion of the Company.

12.	Remedies; Other Obligations; Breaches and Injunctive Relief. The remedies provided in this Agreement shall be cumulative and in addition to all other remedies available under this Agreement and the other Transaction Documents, at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit the right of the Purchaser right to pursue actual damages for any failure by the Company to comply with the terms of this Agreement. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Purchaser and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the Purchaser shall be entitled, in addition to all other available remedies, an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required.

13.	General Provisions.

a.	Attorneys’ Fees. In the event of a default in the performance of this Agreement or any document or instrument executed in connection with this Agreement, the defaulting party, in addition to all other obligations of performance hereunder, shall pay reasonable attorneys’ fees and costs incurred by the non-defaulting party to enforce performance or clarify the terms of this Agreement.

b.	Choice of Law; Venue. This Agreement shall be governed by and construed in accordance with the laws of the State of California, excluding its choice of law rules. The parties irrevocably submit and consent to the exclusive jurisdiction of and venue in, the Federal District Court located in the County of San Diego, California. The parties agree not to raise the defense of forum non conveniens. Each party irrevocably consents and agrees that by execution and delivery of this Agreement, each party hereby submits to and accepts for itself and in respect of its property, generally and unconditionally, the exclusive jurisdiction of the aforesaid courts and appellate courts from any appeal thereof. Each party hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Agreement including the agreement to arbitrate brought in the courts referred to above and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum. Each party further agrees that personal jurisdiction over it may be affected by service of process by certified mail addressed as provided on the Execution Pages of this Agreement, and when so made shall be as if served upon it personally within the State of Utah.

c.	Counterparts. This Agreement may be executed in one or more counterparts, each of which when so signed shall be deemed to be an original, and such counterparts together shall constitute one and the same instrument.

d.	Entire Agreement. This Agreement, and any appendices, schedules or other attachments referred to herein (all of which are incorporated in this Agreement by reference) collectively set forth the entire agreement between the parties as to the subject matter hereof, supersede any and all prior or contemporaneous agreements or understandings of the parties relating to the subject matter of this Agreement, and may not be amended except by an instrument in writing signed by all of the parties to this Agreement.

e.	Expenses. The parties shall be responsible for and shall pay their own costs and expenses, including without limitation attorneys’ fees and accountants’ fees and expenses, in connection with the conduct of the due diligence inquiry, negotiation, execution and delivery of this Agreement and the instruments, documents and agreements executed in connection with this Agreement.

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f.	Headings. The headings of the sections and paragraphs of this Agreement have been inserted for convenience of reference only and do not constitute a part of this Agreement.

g.	Notices. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given and received as hereinafter described (i) if given by personal delivery, then such notice shall be deemed received upon such delivery, (ii) if given by telex or facsimile, then such notice shall be deemed received upon receipt of confirmation of complete transmittal, (iii) if given by certified mail return receipt requested, then such notice shall be deemed received upon the day such return receipt is signed, and (iv) if given by an internationally recognized overnight air courier, then such notice shall be deemed given one business day after delivery to such carrier. Copies of such notices shall also be transmitted by email to the email address provided for on the signature page of the Subscription Agreement. All notices shall be addressed as follows: if to the Purchaser, at its address as set forth in the Company’s books and records and, if to the Company, at the address as follows, or at such other address as the Purchaser or the Company may designate by ten days’ advance written notice to the other:

If to the Company:

Dthera Sciences

7310 Miramar Rd Suite 350.

San Diego, CA 92126

Attention: Edward Cox, Chief Executive Officer

With a copy (which shall not constitute notice) to:

Kirton McConkie, P.C.

Attn: C. Parkinson Lloyd

50 E. South Temple, Suite 400

Salt Lake City, Utah 84111

Email: plloyd@kmclaw.com

h.	Severability. Should any one or more of the provisions of this Agreement be determined to be illegal or unenforceable, all other provisions of this Agreement shall be given effect separately from the provision or provisions determined to be illegal or unenforceable and shall not be affected thereby.

i.	Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors, but shall not be assignable by Purchaser without the prior written consent of the Company.

j.	Survival of Certain Representations, Warranties and Covenants Closing. All warranties, representations, indemnities and agreements made in this Agreement by either party shall survive the date of this Agreement, the Closing Date, the consummation of the transactions contemplated by this Agreement, and the issuance by the Company of the Notes.

[Signature page follows.]

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EXECUTION PAGE FOR SUBSCRIPTION BY ENTITIES

AGGREGATE AMOUNT OF NOTES SUBSCRIBED FOR $     275,000

PURCHASE PRICE PAID: $      250,000

___	EMPLOYMENT BENEFIT PLAN OR TRUST (including pension plan, profit sharing plan, other defined contribution plan and SEP) ________________________________________________________________

___	IRA, IRA ROLLOVER OR KEOGH PLAN ____________________________________________________

___	TRUST (other than employee benefit trust ____________________________________________________

___	CORPORATION (Please include certified corporate resolution authorizing signature) __________________________

___	PARTNERS ____________________________________________________

___	OTHER ____________________________________________________

Print information as it is to appear on ATF records.

(Name of Subscriber)	(Taxpayer ID Number)

(Plan number, if applicable)

(Address)	(Telephone Number)

(Email address)

Name and Taxpayer ID number of sponsor, if applicable

The Purchaser trustee, partner, corporate officer or fiduciary certifies that he or she has full power and authority from all beneficiaries, partners or shareholders of the entity named above to execute this Agreement on behalf of the entity and to make the representations, warranties and agreements made herein on their behalf and that investment in the Notes has been affirmatively authorized by the governing board or body of such entity and is not prohibited by law or the governing documents of the entity.

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IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first indicated above.

PURCHASER:

WADE CAPITAL

By:
Print Name:
Title:

THE COMPANY:

DTHERA SCIENCES

a Nevada corporation

By:
Print Name:	Ed Cox
Title:	Chief Executive Officer

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EXHIBIT A

FORM OF PROMISSORY NOTE

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EXHIBIT B

WIRE PAYMENT INSTRUCTIONS

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